UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2025

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 West 18th Street, 7th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2025, the Board of Directors (the “Board”) of WW International, Inc. (the “Company”) unanimously elected Fallon O’Connor-Brooks as a director of the Company, effective July 8, 2025, to serve until the Company’s 2026 annual meeting of shareholders. There were no arrangements or understandings pursuant to which Ms. O’Connor was elected as a director, and there are no related party transactions between the Company and Ms. O’Connor reportable under Item 404(a) of Regulation S-K. The Board has affirmatively determined that Ms. O’Connor qualifies as an “independent director” under Nasdaq listing standards. Concurrent with her appointment as a director of the Company, Ms. O’Connor was also appointed as a member of the Board’s Strategy and Finance Committee (the “SF Committee”), which the Board newly established effective July 1, 2025.

Ms. O’Connor will receive the Company’s standard cash compensation provided to the Company’s non-employee directors for service on the Board (which currently includes an annual cash retainer of $90,000 payable quarterly), as described further in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2025. For Ms. O’Connor’s service as a member of the SF Committee, she is entitled to receive $10,000 per year, payable quarterly, in cash. Such amounts shall be prorated with respect to fiscal 2025 based on her time of service on the Board and its committees during fiscal 2025. For fiscal 2025, it is expected that the Board will establish a new equity compensation program for non-employee directors pursuant to which non-employee directors, including Ms. O’Connor, will be compensated.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing Ms. O’Connor’s election to the Board, among other matters, has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release dated July 8, 2025.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

Dated: July 8, 2025	By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

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